UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)    June 17, 2005
                                                      --------------------

                               BPK Resources, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Nevada                 000-27339                 88-0426887
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(State or Other Jurisdiction    (Commission              (IRS Employer
      of Incorporation)         File Number)           Identification No.)

      264 Union Boulevard, First Floor
             Totowa, New Jersey                                     07512
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   (Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code    (973) 956-8400
                                                   ------------------


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

(a)   Dismissal of Independent Accountant.

      (i) On June 17, 2005, the Board of Directors of BPK Resources, Inc. (the "Company") dismissed Malone & Bailey, PC ("Malone & Bailey") as the Company's independent accountant.

      (ii) The report of Malone & Bailey regarding the Company's financial statements for the fiscal year ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles, except that such report was modified to express substantial doubt about the Company's ability to continue as a going concern. Malone & Bailey did not conduct an audit of the Company's financial statements for the fiscal year ended December 31, 2003.

      (iii) From March 4, 2005, the date the Company engaged Malone & Bailey, until the date of this Current Report on Form 8-K, there were no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Malone & Bailey, would have caused it to make reference thereto in its report regarding the Company's financial statements for the year ended December 31, 2004.

      (iv) The Company requested that Malone & Bailey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated June 23, 2005, is filed as
Exhibit 16 to this Current Report on Form 8-K.

(b)   Engagement of Independent Accountant

      (i) On June 17, 2005, the Board of Directors of the Company engaged L J Soldinger Associates, LLC ("LJ Soldinger") as its independent accountant.

      (ii) LJ Soldinger served as the Company's independent accountant during the fiscal years ended December 31, 2003 and 2004 until its dismissal on March 4, 2005. The Company did not consult LJ Soldinger regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by LJ Soldinger on the Company's financial statements, and LJ Soldinger did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, during any time in which it was not serving as the independent accountant for the Company.


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

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.         Description of Exhibit

16 Letter from Malone & Bailey, PC dated June 23, 2005 re change in certifying accountant


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BPK Resources, Inc.



Date:  June 23, 2005                          By:   /s/ Christopher H. Giordano
                                                  -----------------------------
                                                    Christopher H. Giordano
                                                    Chief Executive Officer


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


                                  EXHIBIT INDEX



Exhibit No.              Description of Exhibit

16 Letter from Malone & Bailey, PC dated June 23, 2005 re change in certifying accountant


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